0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE Second Quarter 2021 Earnings Presentation Exhibit 99.2

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 1 Disclaimer Statements included herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended, which may relate to future events or the future performance or financial condition of Ares Commercial Real Estate Management LLC (“ACREM”), a subsidiary of Ares Management Corporation (“Ares Corp.”), Ares Corp., certain of their subsidiaries and certain funds and accounts managed by ACREM, Ares Corp. and/or their subsidiaries, including, without limitation, Ares Commercial Real Estate Corporation (“ACRE” or, the “Company”). These statements are not guarantees of future results or financial condition and involve a number of risks and uncertainties. Actual results could differ materially from those in the forward-looking statements as a result of a number of factors, including the returns on current and future investments, rates of repayments and prepayments on ACRE’s mortgage loans, availability of investment opportunities, ACRE’s ability to originate additional investments and completion of pending investments, the availability of capital, the availability and cost of financing, imposition of margin calls or valuation adjustment events in connection with such financings, market trends and conditions in ACRE’s industry and the general economy, the level of lending and borrowing spreads, commercial real estate loan volumes, the impact of the novel Coronavirus (“COVID-19”) pandemic and significant market volatility on ACRE’s business, ACRE’s borrowers, ACRE’s industry and the global economy, ACRE’s ability to pay future dividends at historical levels or at all, government-sponsored enterprise activity and other risks described from time to time in ACRE’s and Ares Corp.’s filings within the Securities and Exchange Commission (“SEC”). Any forward-looking statement, including any contained herein, speaks only as of the time of this release and none of ACRE, ARES Corp. nor ACREM undertakes any duty to update any forward-looking statements made herein. Any such forward-looking statements are made pursuant to the safe harbor provisions available under applicable securities laws. Ares Corp. is the parent to several registered investment advisers, including Ares Management LLC (“Ares Management”) and ACREM. Collectively, Ares Corp., its affiliated entities, and all underlying subsidiary entities shall be referred to as “Ares” unless specifically noted otherwise. For a discussion regarding the potential risks and impact of the COVID-19 pandemic on ACRE, see Part I., Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Part I., Item 1A. “Risk Factors” in ACRE’s Annual Report on Form 10-K for the year ended December 31, 2020 and Part II., Item 1A. "Risk Factors" in ACRE's Quarterly Report in Form 10-Q for the three months ended June 30, 2021. The information contained in this presentation is summary information that is intended to be considered in the context of ACRE’s SEC filings and other public announcements that ACRE, ACREM or Ares may make, by press release or otherwise, from time to time. ACRE, ACREM and Ares undertake no duty or obligation to publicly update or revise the forward-looking statements or other information contained in this presentation. These materials contain information about ACRE, ACREM and Ares, and certain of their respective personnel and affiliates, information about their respective historical performance and general information about the market. You should not view information related to the past performance of ACRE, ACREM or Ares or information about the market, as indicative of future results, the achievement of which cannot be assured. Nothing in these materials should be construed as a recommendation to invest in any securities that may be issued by ACRE or any other fund or account managed by ACREM or Ares, or as legal, accounting or tax advice. None of ACRE, ACREM, Ares or any affiliate of ACRE, ACREM or Ares makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein and nothing contained herein shall be relied upon as a promise or representation whether as to the past or future performance. Certain information set forth herein includes estimates and projections and involves significant elements of subjective judgment and analysis. Further, such information, unless otherwise stated, is before giving effect to management and incentive fees and deductions for taxes. No representations are made as to the accuracy of such estimates or projections or that all assumptions relating to such estimates or projections have been considered or stated or that such estimates or projections will be realized. In addition, in light of the various investment strategies of such other investment partnerships, funds and/or pools, it is noted that such other investment programs may have portfolio investments inconsistent with those of the investment vehicle or strategy discussed herein. These materials may contain confidential and proprietary information, and their distribution or the divulgence of any of their contents to any person, other than the person to whom they were originally delivered and such person’s advisers, without the prior consent of ACRE, ACREM or Ares, as applicable, is prohibited. You are advised that United States securities laws restrict any person who has material, non-public information about a company from purchasing or selling securities of such company (and options, warrants and rights relating thereto) and from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities. You agree not to purchase or sell such securities in violation of any such laws. These materials are not intended as an offer to sell, or the solicitation of an offer to purchase, any security, the offer and/or sale of which can only be made by definitive offering documentation. Any offer or solicitation with respect to any securities that may be issued by ACRE will be made only by means of definitive offering memoranda or prospectus, which will be provided to prospective investors and will contain material information that is not set forth herein, including risk factors relating to any such investment. For the definitions of certain terms used in this presentation, please refer to the "Glossary" slide in the appendix. This may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Such information has not been independently verified and, accordingly, ACRE makes no representation or warranty in respect of this information. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. 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0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 2 Another strong quarter of earnings with a focus on accelerating investment in expanding market opportunities to support the growth potential of our portfolio Company Highlights As of June 30, 2021, unless otherwise noted. Past performance is not indicative of future results. There is no guarantee or assurance investment objectives will be achieved. Diversification does not ensure profit or protect against market loss. 1. Based on comparison of new commitments in Q2 2021 to the quarterly average of new commitments in 2018 and 2019. 2. Beginning in Q4 2020, the non-GAAP financial measure of Core Earnings was renamed to Distributable Earnings. See page 17 for Distributable Earnings definition and page 16 for the Reconciliation of Net Income to Non-GAAP Distributable Earnings. 3. Consists of Q3 2021 cash dividend of $0.33 and supplemental cash dividend of $0.02. There is no assurance that dividends will be paid at historical levels or at all. 4. Includes the acquisition of Black Creek Group, which closed on July 1, 2021. Defensive Portfolio of Primarily Senior Loans 98% senior loans 53 loans across 17 markets $2.0 billion outstanding principal balance Focused on multifamily, office and industrial properties Stable Earnings and Financial Metrics in Q2 2021 Supported by Ares Management $0.37 Distributable Earnings(2) per diluted common share $262 billion ARES AUM(4) ~190 ARES real estate investment professionals(4) $14.45 book value per diluted common share $0.35 Q3 Dividend declared(3) $33 billion ARES Real Estate Group AUM(4) Another quarter of Distributable Earnings in excess of dividends Benefit from the broader Ares Management investment platform TBD - D:E ratio highlight, dividend highlight Increased and Diverse Deployment Activity $311 million of new commitments in Q2 80% increase in commitments vs. pre-COVID quarterly average(1) $254 million of new commitments subsequent to Q2 Originations across key property types including industrial, multifamily and self storage

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 3 Summary of Q2 2021 Results and Activity Earnings Results ∙ GAAP net income of $0.43 per diluted common share(1) ∙ Distributable Earnings of $0.37 per diluted common share, a 16% increase from Q2 2020(2) ∙ Book value per diluted common share of $14.45, a 4% increase from Q2 2020 ∙ Maintained cash dividend of $0.33 and supplemental cash dividend of $0.02(3) Portfolio Activity and Performance ∙ Portfolio with $2.2 billion in commitments ◦ $248 million in outstanding principal funded, with $311 million of new commitments(4) ◦ $125 million in full or partial loan repayments ∙ 97% of contractual interest payments received in Q2 2021(5) Capital ∙ Demonstrated strong capital markets execution to improve balance sheet positioning(6)(7) ◦ Raised $102 million in common equity offering that priced above book value per share ∙ $83 million in investable capital to fund future portfolio growth(8) Recent Developments ∙ Originations have accelerated in Q3 2021 with $254 million in new commitments and $219 million in outstanding principal funded quarter to date ∙ Declared Q3 2021 cash dividend of $0.33 and a supplemental cash dividend of $0.02 Note: As of June 30, 2021, unless otherwise noted. 1. Inclusive of $0.09 provision benefit per diluted common share for Q2 2021 for CECL. 2. Beginning in Q4 2020, the non-GAAP financial measure of Core Earnings was renamed to Distributable Earnings. See page 17 for Distributable Earnings definition and page 16 for the Reconciliation of Net Income to Non-GAAP Distributable Earnings. 3. There is no assurance dividends will continue at these levels or at all. 4. Outstanding principal funded includes fundings on previously originated loans. 5. Based on outstanding principal balance. The 3% of contractual interest payments not received represents the two loans in maturity default. 6. Total debt to equity ratio of 2.1x and recourse debt to equity ratio of 0.7x excluding CECL reserve. 7. Total debt to equity ratio of 2.2x and recourse debt to equity ratio of 0.7x including CECL reserve. 8. As of July 29, 2021, includes $2 million of unrestricted cash and $81 million of anticipated additional financing proceeds under uncommitted secured funding agreements. Does not include amounts under the secured revolving funding agreement with City National Bank (“CNB Facility”).

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 4 36% 22% 19% 14% 9% Southeast Midwest West Mid-Atlantic / Northeast Southwest 31% 20%12% 10% 9% 8% 6% 4% Office Multifamily Hotel Mixed-Use Industrial Student Housing Self Storage Residential/Condo Loan Portfolio Positioning and Performance Note: As of June 30, 2021, unless otherwise noted. Past performance is not indicative of future results. Diversification does not ensure profit or protect against market loss. 1. Based on outstanding principal balance. 2. Weighted average unpaid principal balance of loan portfolio of $1.962 billion for Q2 2021. 3. Excludes impact of one loan on non-accrual status. Including the one non-accrual loan, total weighted average unleveraged effective yield for total loans held for investment is 6.0%. 4. Based on outstanding principal balance. The 3% of contractual interest payments not received represents the two loans in maturity default. 5. Percentage calculated based on the unpaid principal balance, excluding the CECL Reserve, of the Company’s loans held for investment within each risk rating. See page 17 for discussion of the Company’s portfolio risk rating methodology. Portfolio Characteristics By Asset Type D ef en si ve a n d D iv er si fi ed Po rt fo li o 53 Number of Active Loans $2.0 billion Outstanding Principal Balance(2) 60% Multifamily, Office and Industrial W el l- C on st ru ct ed fo r V ol a ti le M a rk et s 98% Percentage of Senior Loans(1) 1.3 years Weighted Average Remaining Life 100% % of Loan Portfolio with LIBOR Floors/ Fixed Rate S ta b le C re d it a n d C a sh F lo w 6.1% Weighted Average Unleveraged Effective Yield(3) 97% of Contractual Interest Payments Received in Q2 2021(4) 93% Internally rated a 3 or better(5) Focused and Geographically Diverse Portfolio(1) By Geography and July 2021

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 5 $1,919 $2,043 $248 Q1-21 Portfolio Fundings Repayments Q2-21 Portfolio Portfolio Activity $311 million Q2-21 commitments(1) $52 million average loan size on Q2-21 commitments New Investment Commitments 100% senior loans for Q2-21 commitments 6% portfolio growth from Q1-21 (2) Note: Differences may arise due to rounding. 1. Includes 6 new loan commitments. 2. Represents outstanding principal balance. 3. Outstanding principal funded includes fundings on previously originated loans. 4. Based on commitment amount for new loan commitments closed in Q2 2021. (2) ($ in millions) $125 $0 47% 12% 18% 6% 17% Industrial Multifamily Self Storage Student Housing Residential/Condo Q2-21 Loan Origination Composition(4) (3) New commitments Quarterly Average 2016 to 2020 Q2-21 66% in crease Quarterly Investment Activity ($ in millions) $187 $311 $254 million closed Q3-21 to date

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 6 Conservative Balance Sheet and Liquidity Management Note: As of June 30, 2021, unless otherwise noted. Diversification does not ensure profit or protect against market loss. 1. Excludes Notes Payable. See page 10 for additional details on sources of funding. 2. Weighted average unpaid principal balance of $1.487 billion across all financings for Q2 2021. 3. Based on outstanding principal balance. 4. Secured funding agreements are not subject to capital markets mark-to-market provisions based on changes in market borrowing spreads but are subject to remargining provisions based on the credit performance of our loans. 5. Assumes exercise of extension options on financing agreements. 6. Excludes CECL reserve. 7. Total debt to equity ratio of 2.2x including CECL reserve. 8. As of July 29, 2021, includes $2 million of unrestricted cash and $81 million of anticipated additional financing proceeds under uncommitted secured funding agreements. Does not include amounts under the CNB Facility. ($ in millions) Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Debt to Equity(6) 3.0x 2.8x 2.8x 2.4x 2.1x % Non-Recourse 34% 36% 37% 71% 69% Principal Outstanding $1,489 $1,406 $1,374 $1,437 $1,495 Diversified Sources of Financing(3) D iv er si fi ed & C on se rv a ti ve B a la n ce S h ee t 8 Sources of Financing(1) 69% Non-recourse $2.3 billion Outstanding Total Capacity Across All Financings(2) W el l- C on st ru ct ed fo r V ol a ti le M a rk et s 0% Spread Based Mark to Market Provisions(4) 1.9 years Average Weighted Remaining Term of Financing vs. Loans(5) Asset Diversification Across Facilities Only One Hotel Loan Per Secured Funding Agreement Le ve ra ge a n d In ve st a b le C a p it a l S u p p or ti ve o f G ro w th 2.1x Debt to Equity Ratio(6)(7) $83 million Investable Capital to Fund Future Portfolio Growth(8) Additional Capacity Under the Ares Warehouse and CLO Securitizations 27% 4% 66% 3% Secured Funding Agreements Secured Term Loan CLO Securitizations Notes Payable Book Value Per Diluted Common Share Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 $13.91 $14.03 $14.14 $14.23 ∙ $14.45 Strong Profitability and Accretive Capital Raises

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 7 Supplemental dividend of $0.02 introduced in 2021 Distributable Earnings 2017 2018 2019 2020 Q2 2021 LTM Dividend Coverage 1.0x 1.2x 1.1x 1.0x 1.1x $0.27 $0.27 $0.27 $0.27 $0.28 $0.28 $0.29 $0.31 $0.33 $0.33 $0.33 $0.33 $0.33 $0.33 $0.33 $0.33 $0.35 $0.35 Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 $0.26 $0.28 $0.30 $0.32 $0.34 $0.36 History of Growing and Consistent Dividends 1. There is no assurance that dividends will be paid at historical levels or at all. 2. Beginning in Q4 2020, the non-GAAP financial measure of Core Earnings was renamed to Distributable Earnings. See page 17 for Distributable Earnings definition and page 16 for Reconciliation of Net Income to Non-GAAP Distributable Earnings. Dividend History(1) Full Dividend Coverage from Distributable Earnings(2) $1.13 $1.08 $1.16 $1.32 $1.36 $1.32 $1.36 $1.49 $1.41$1.43 Dividend Dividend Dividend Dividend Dividend

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE Appendix

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 9 Current Expected Credit Losses ∙ No specific loan impairments on loan portfolio ∙ Reduction in CECL reserve of $3.9 million (bifurcated between funded commitments benefit of $4.0 million and unfunded commitments provision of $0.1 million) primarily attributable to improved economic outlook ($ in thousands) Balance at 3/31/2021 $ 21,996 Provision for CECL (3,883) Balance at 6/30/2021 $ 18,113 30% 12% 26% 4% 8% 4% 10% 6% Office Hotel Residential/Condominium Multifamily Mixed-use Student Housing Industrial Self Storage 85% 15% Senior Loans Sub. Debt & Pref. Equity Investments Current Expected Credit Loss Reserve by Property Type Current Expected Credit Loss Reserve by Loan Type

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 10 Additional Details on Sources of Funding ($ in millions) Financing Sources Total Commitments Outstanding Balance Pricing Range Mark-to-Market Secured Funding Agreements Wells Fargo Facility $ 350.0 $ 238.4 LIBOR+1.50 to 2.75% Credit Citibank Facility 325.0 44.7 LIBOR+1.50 to 2.25% Credit CNB Facility 50.0 — LIBOR+2.65% Credit Morgan Stanley Facility 250.0 100.4 LIBOR+1.75 to 2.85% Credit MetLife Facility 180.0 20.7 LIBOR+2.10 to 2.50% Credit Subtotal $ 1,155.0 $ 404.2 Asset Level Financing Notes Payable $ 51.8 $ 44.9 LIBOR+3.00 to 3.75% None Capital Markets Secured Term Loan $ 60.0 $ 60.0 LIBOR+5.38% Credit 2017-FL3 Securitization 445.6 445.6 LIBOR+1.70% None 2021-FL4 Securitization 540.5 540.5 LIBOR+1.17% None Subtotal $ 1,046.1 $ 1,046.1 Total Debt $ 2,252.9 $ 1,495.2 Note: As of June 30, 2021.

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 11 Loans Held for Investment Portfolio Details ($ in millions) # Loan Type Location Origination Date Current Loan Commitment Outstanding Principal Carrying Value Interest Rate LIBOR Floor Unleveraged Effective Yield Maturity Date Payment Terms(1) Office Loans: 1 Senior IL Nov 2020 $151.5 $150.5 $149.7 L+3.61% 1.5% 5.5% Mar 2023 I/O 2 Senior Diversified Jan 2020 132.6 111.6 111.3 L+3.65% 1.6% 5.7% Jan 2023 I/O 3 Senior IL Nov 2017 67.8 67.8 67.7 L+3.75% 1.3% 5.3% Dec 2021 I/O 4 Senior NC Mar 2019 84.0 63.1 63.1 L+4.25% 2.4% 6.7% Mar 2022 I/O 5 Senior IL May 2018 59.6 57.5 57.4 L+3.95% 2.0% 6.2% Jun 2022 I/O 6 Senior GA Nov 2019 56.2 45.7 45.4 L+3.05% 2.0% 5.7% Dec 2022 I/O 7 Senior CA Oct 2019 37.2 32.2 32.0 L+3.35% 2.0% 6.0% Nov 2022 I/O 8 Senior IL Dec 2019 41.9 28.5 28.3 L+3.80% 1.8% 6.2% Jan 2023 I/O 9 Senior NC Apr 2019 30.5 28.5 28.0 L+3.53% 2.3% 6.8% May 2023 I/O 10 Senior CA Nov 2018 22.9 22.9 22.8 L+3.40% 2.3% 6.2% Nov 2021 I/O 11 Senior NC Oct 2018 13.5 9.4 9.4 L+4.00% 2.1% 6.6% Nov 2022 I/O 12 Subordinated NJ Mar 2016 16.9 16.9 16.4 12.00% —% 12.8% Jan 2026 P/I 13 Subordinated CA Nov 2017 3.1 3.0 3.0 L+8.25% 1.3% 9.7% Nov 2021 I/O Total Office $717.7 $637.6 $634.5 Multifamily Loans: 14 Senior FL Jun 2020 $91.8 $91.3 $90.9 L+5.00% 0.8% 6.7% Jun 2022 I/O 15 Senior TX Sep 2019 75.0 75.0 74.8 L+3.25% 0.2% 3.5% Oct 2024 I/O 16 Senior FL Jun 2020 46.7 46.2 46.1 L+5.00% 0.8% 6.6% Jun 2022 I/O 17 Senior FL Dec 2018 43.5 43.5 43.4 L+2.60% 2.4% 5.5% Jan 2022 I/O 18 Senior NJ Mar 2020 41.0 41.0 40.9 L+3.05% 1.5% 4.9% Mar 2022 I/O 19 Senior SC Jun 2021 37.5 37.5 37.1 L+2.75% 0.2% 3.4% Jun 2023 I/O 20 Senior PA Dec 2018 30.3 29.4 29.3 L+3.00% 2.4% 5.9% Dec 2021 I/O 21 Senior SC Aug 2019 34.6 26.9 26.7 L+6.50% 2.2% 10.1% Sep 2022 I/O 22 Senior WA Feb 2020 19.0 18.7 18.6 L+3.00% 1.7% 5.1% Mar 2023 I/O Total Multifamily $419.4 $409.5 $407.8 Note: As of June 30, 2021. 1. I/O = interest only, P/I = principal and interest.

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 12 ($ in millions) # Loan Type Location Origination Date Current Loan Commitment Outstanding Principal Carrying Value Interest Rate LIBOR Floor Unleveraged Effective Yield Maturity Date Payment Terms(1) Hotel Loans: 23 Senior OR/WA May 2018 $68.1 $68.1 $67.1 L+3.45% 1.9% 7.4% May 2022 I/O 24 Senior Diversified Sep 2018 64.3 60.8 60.8 L+3.60% 2.1% 6.2% Sep 2021 I/O 25 Senior CA Dec 2017 40.0 40.0 39.9 L+4.12% 1.4% 5.8% Jan 2022 I/O 26 Senior MI Nov 2015 33.2 33.2 33.1 L+3.95% 0.3% 4.4% Jul 2022 I/O 27 Senior IL Apr 2018 32.9 32.9 31.3 L+4.40% 1.9% —%(2) May 2022 I/O Total Hotel $238.5 $235.0 $232.2 Mixed-Use Loans: 28 Senior FL Feb 2019 $84.0 $84.0 $84.0 L+4.25% 1.5% 5.7% Feb 2023 I/O 29 Senior CA Jan 2021 58.8 56.5 56.3 (3) (3) 5.4% Jan 2024 I/O 30 Senior TX Sep 2019 42.2 35.7 35.5 (4) 0.3% 4.7% Sep 2022 I/O 31 Senior CA Feb 2020 39.6 32.1 31.8 L+4.10% 1.7% 6.3% Mar 2023 I/O Total Mixed-Use $224.6 $208.3 $207.6 Student Housing Loans: 32 Senior TX Dec 2017 $39.7 $39.7 $39.7 L+4.75% 0.5% 5.5% Jan 2022 P/I 33 Senior CA Jun 2017 36.7 36.7 36.7 L+3.95% 0.4% 4.3% Jul 2022 I/O 34 Senior NC Feb 2019 30.0 30.0 30.0 L+3.15% 2.3% 5.9% Feb 2022 I/O 35 Senior TX Dec 2017 25.1 24.6 24.4 L+3.45% 1.6% 5.6% Feb 2023 I/O 36 Senior FL Jul 2019 22.0 22.0 21.9 L+3.25% 2.3% 6.0% Aug 2022 I/O 37 Senior AL Apr 2021 19.5 19.5 19.3 L+3.85% 0.2% 4.4% May 2024 I/O Total Student Housing $173.0 $172.5 $172.0 Loans Held for Investment Portfolio Details Note: As of June 30, 2021. 1. I/O = interest only, P/I = principal and interest. 2. Loan was on non-accrual status as of June 30, 2021 and therefore, there is no Unleveraged Effective Yield as the loan is non-interest accruing. 3. At origination, the California loan was structured as both a senior and mezzanine loan with us holding both positions. The senior loan, which had an outstanding principal balance of $45.0 million as of June 30, 2021, accrues interest at a per annum rate of L+3.80 with a 0.20% LIBOR floor and the mezzanine loan, which had an outstanding principal balance of $11.5 million as of June 30, 2021, accrues interest at a per annum rate of 10.00% 4. In March 2021, ACRE and the borrower entered into a modification agreement to, among other things, split the original senior Texas loan into two separate notes. Note A, which had an outstanding principal balance of $35.3 million as of June 30, 2021, accrues interest at a per annum rate of L + 3.75% and Note B, which had an outstanding principal balance of $0.4 million as of June 30, 2021, accrues interest at a per annum rate of L+10.00%.

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 13 Loans Held for Investment Portfolio Details Note: As of June 30, 2021. 1. I/O = interest only, P/I = principal and interest. 2. At origination, the New York loan was structured as both a senior and mezzanine loan with the Company holding the mezzanine loan and a third party holding the senior loan. In April 2021, the Company purchased the senior loan from the third party at par. The senior loan, which had an outstanding principal balance of $33.8 million as of June 30, 2021, accrues interest at a per annum rate of L + 6.00% with a 1.75% LIBOR floor and the mezzanine loan, which had an outstanding principal balance of $18.6 million as of June 30, 2021, accrues interest at a per annum rate of L + 14.00% with a 2.28% LIBOR floor. The mezzanine loan includes a $2.6 million loan to the borrower, for which such amount accrues interest at a per annum rate of 20.00%. 3. Loans were in maturity default as of June 30, 2021. Loans were evaluated for impairment and it was concluded that no impairment charge should be recognized as of June 30, 2021 and that these loans should not be placed on non-accrual status as of June 30, 2021. For more information see “Notes to Consolidated Financial Statements,” “Note 3 - Loans Held for Investment” in our Quarterly Report on Form 10-Q. 4. The weighted average floor is calculated based on loans with LIBOR floors. ($ in millions) # Loan Type Location Origination Date Current Loan Commitment Outstanding Principal Carrying Value Interest Rate LIBOR Floor Unleveraged Effective Yield Maturity Date Payment Terms(1) Industrial Loans: 38 Senior NY Jan 2020 $77.5 $64.3 $64.3 L+5.00% 1.6% 8.1% Aug 2021 I/O 39 Senior IL May 2021 100.7 62.1 61.4 L+4.55% 0.2% 5.3% May 2024 I/O 40 Senior NJ Jun 2021 44.7 23.2 22.9 L+3.75% 0.3% 4.6% May 2024 I/O 41 Senior CA Nov 2019 26.6 22.8 22.8 L+4.50% 1.9% 7.4% Dec 2021 I/O 42 Senior CA Aug 2019 19.6 13.9 13.8 L+3.75% 2.0% 6.3% Mar 2023 I/O Total Industrial $269.1 $186.3 $185.2 Self Storage Loans: 43 Senior NJ Apr 2021 $55.5 $55.5 $55.6 L+3.80% 0.4% 4.1% Feb 2024 I/O 44 Senior FL Feb 2019 19.5 19.5 19.5 L+3.50% 2.0% 6.0% Mar 2022 I/O 45 Senior FL Jan 2021 10.8 10.8 10.7 L+2.90% 1.0% 4.4% Dec 2023 I/O 46 Senior FL Jan 2021 7.0 7.0 6.9 L+2.90% 1.0% 4.3% Dec 2023 I/O 47 Senior FL Jan 2021 6.4 6.4 6.4 L+2.90% 1.0% 4.3% Dec 2023 I/O 48 Senior MO Jan 2021 6.5 6.0 6.0 L+3.00% 1.3% 4.4% Dec 2023 I/O 49 Senior IL Jan 2021 5.6 5.5 5.4 L+3.00% 1.0% 4.3% Dec 2023 I/O 50 Senior FL Jan 2021 4.4 4.4 4.4 L+2.90% 1.0% 4.2% Dec 2023 I/O Total Self Storage $115.7 $115.1 $114.9 Residential/Condominium Loans: 51 Senior NY Oct 2018 $52.4 $52.4 $52.4 (2) (2) 11.0% May 2021(3) I/O 52 Senior CA Jan 2018 14.3 14.3 14.3 13.00% —% 13.0% May 2021(3) I/O 53 Subordinated HI Aug 2018 11.5 11.5 11.5 14.00% —% 21.7% Aug 2021 I/O Total Residential/Condominium $78.2 $78.2 $78.2 Loan Portfolio Total/Weighted Average $2,236.2 $2,042.5 $2,032.4 1.4%(4) 6.0%

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 14 As of ($ in thousands, except share and per share data) 6/30/2021 12/31/2020 ASSETS Cash and cash equivalents $ 75,671 $ 74,776 Loans held for investment ($1,118,269 and $550,590 related to consolidated VIEs, respectively) 2,032,408 1,815,219 Current expected credit loss reserve (16,893) (23,604) Loans held for investment, net of current expected credit loss reserve 2,015,515 1,791,615 Real estate owned, net 36,860 37,283 Other assets ($2,467 and $1,079 of interest receivable related to consolidated VIEs, respectively; $105,990 and $6,410 of other receivables related to consolidated VIEs, respectively) 128,789 25,823 Total assets $ 2,256,835 $ 1,929,497 LIABILITIES AND STOCKHOLDERS' EQUITY LIABILITIES Secured funding agreements $ 404,205 $ 755,552 Notes payable 43,976 61,837 Secured term loan 60,000 110,000 Collateralized loan obligation securitization debt (consolidated VIEs) 979,777 443,871 Secured borrowings 59,902 59,790 Due to affiliate 3,731 3,150 Dividends payable 16,528 11,124 Other liabilities ($599 and $391 of interest payable related to consolidated VIEs, respectively) 9,679 11,158 Total liabilities 1,577,798 1,456,482 Commitments and contingencies STOCKHOLDERS' EQUITY Common stock, par value $0.01 per share, 450,000,000 shares authorized at June 30, 2021 and December 31, 2020 and 47,001,121 and 33,442,332 shares issued and outstanding at June 30, 2021 and December 31, 2020, respectively 464 329 Additional paid-in capital 700,994 497,803 Accumulated other comprehensive income 117 — Accumulated earnings (deficit) (22,538) (25,117) Total stockholders' equity 679,037 473,015 Total liabilities and stockholders' equity $ 2,256,835 $ 1,929,497 Consolidated Balance Sheets

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 15 Consolidated Statements of Operations For the Three Months Ended ($ in thousands, except share and per share data) 6/30/2021 3/31/2021 12/31/2020 9/30/2020 6/30/2020 Revenue: Interest income $ 30,859 $ 30,704 $ 29,144 $ 30,626 $ 29,835 Interest expense (11,092) (12,139) (11,499) (11,875) (13,042) Net interest margin 19,767 18,565 17,645 18,751 16,793 Revenue from real estate owned 3,764 2,658 3,560 3,623 1,189 Total revenue 23,531 21,223 21,205 22,374 17,982 Expenses: Management and incentive fees to affiliate 2,951 2,567 2,388 1,847 2,152 Professional fees 615 785 438 639 660 General and administrative expenses 1,195 1,157 935 969 959 General and administrative expenses reimbursed to affiliate 788 752 762 802 1,038 Expenses from real estate owned 3,842 3,277 4,151 4,046 3,254 Total expenses 9,391 8,538 8,674 8,303 8,063 Provision for current expected credit losses (3,883) (3,240) (1,877) (1,048) (4,007) Realized losses on loans sold — — — 4,008 — Change in unrealized losses on loans held for sale — — — (3,998) 3,998 Income before income taxes 18,023 15,925 14,408 15,109 9,928 Income tax expense, including excise tax 408 185 1 181 160 Net income attributable to common stockholders $ 17,615 $ 15,740 $ 14,407 $ 14,928 $ 9,768 Earnings per common share: Basic earnings per common share $ 0.43 $ 0.46 $ 0.43 $ 0.45 $ 0.29 Diluted earnings per common share $ 0.43 $ 0.45 $ 0.43 $ 0.44 $ 0.29 Weighted average number of common shares outstanding: Basic weighted average shares of common stock outstanding 41,009,175 34,417,040 33,349,475 33,337,445 33,316,933 Diluted weighted average shares of common stock outstanding 41,294,597 34,720,950 33,567,072 33,550,444 33,539,580 Dividends declared per share of common stock(1) $ 0.35 $ 0.35 $ 0.33 $ 0.33 $ 0.33 1. There is no assurance dividends will continue at these levels or at all.

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 16 Reconciliation of Net Income to Non-GAAP Distributable Earnings For the Three Months Ended ($ in thousands, except per share data) 6/30/2021 3/31/2021 12/31/2020 9/30/2020 6/30/2020 Net income attributable to common stockholders $ 17,615 $ 15,740 $ 14,407 $ 14,928 $ 9,768 Stock-based compensation 497 521 382 367 365 Incentive fees to affiliate 693 658 533 — 303 Depreciation of real estate owned 225 224 224 224 224 Provision for current expected credit losses (3,883) (3,240) (1,877) (1,048) (4,007) Change in unrealized losses on loans held for sale — — — (3,998) 3,998 Distributable Earnings $ 15,147 $ 13,903 $ 13,669 $ 10,473 $ 10,651 Net income attributable to common stockholders $ 0.43 $ 0.46 $ 0.43 $ 0.45 $ 0.29 Stock-based compensation 0.01 0.02 0.01 0.01 0.01 Incentive fees to affiliate 0.02 0.02 0.02 — 0.01 Depreciation of real estate owned 0.01 0.01 0.01 0.01 0.01 Provision for current expected credit losses (0.09) (0.09) (0.06) (0.03) (0.12) Change in unrealized losses on loans held for sale — — — (0.12) 0.12 Basic Distributable Earnings per common share $ 0.37 $ 0.40 $ 0.41 $ 0.31 $ 0.32 Net income attributable to common stockholders $ 0.43 $ 0.45 $ 0.43 $ 0.44 $ 0.29 Stock-based compensation 0.01 0.02 0.01 0.01 0.01 Incentive fees to affiliate 0.02 0.02 0.02 — 0.01 Depreciation of real estate owned 0.01 0.01 0.01 0.01 0.01 Provision for current expected credit losses (0.09) (0.09) (0.06) (0.03) (0.12) Change in unrealized losses on loans held for sale — — — (0.12) 0.12 Diluted Distributable Earnings per common share $ 0.37 $ 0.40 $ 0.41 $ 0.31 $ 0.32

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 17 Glossary Ares Warehouse The Ares Warehouse represents a real estate debt warehouse investment vehicle maintained by an affiliate of ACREM. The Ares Warehouse holds Ares Management originated commercial real estate loans, which are made available to purchase by other investment vehicles, including ACRE and other Ares Management managed investment vehicles. Distributable Earnings Beginning in Q4 2020, the non-GAAP financial measure of Core Earnings was renamed to Distributable Earnings to more appropriately reflect the principal purpose of the measure. Distributable Earnings helps the Company evaluate its financial performance excluding the effects of certain transactions and GAAP adjustments that it believes are not necessarily indicative of its current loan origination portfolio and operations. To maintain the Company’s REIT status, the Company is generally required to annually distribute to its stockholders substantially all of its taxable income. The Company believes the disclosure of Distributable Earnings provides useful information to investors regarding the Company's ability to pay dividends, which is one of the principal reasons investors invest in the Company. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Distributable Earnings is defined as net income (loss) computed in accordance with GAAP, excluding non-cash equity compensation expense, the incentive fees the Company pays to its Manager, depreciation and amortization (to the extent that any of the Company’s target investments are structured as debt and the Company forecloses on any properties underlying such debt), any unrealized gains, losses or other non-cash items recorded in net income (loss) for the period, regardless of whether such items are included in other comprehensive income or loss, or in net income (loss), one-time events pursuant to changes in GAAP and certain non-cash charges after discussions between the Company’s manager and the Company’s independent directors and after approval by a majority of the Company’s independent directors. Loan balances that are deemed to be uncollectible are written off as a realized loss and are included in Distributable Earnings. Distributable Earnings is aligned with the calculation of “Core Earnings,” which is defined in the Management Agreement and is used to calculate the incentive fees the Company pays to its Manager. Portfolio Risk Ratings The portfolio assessment and risk levels have been classified according to the Company's proprietary methodology on a scale of 1.0 (very low risk) to 5.0 (impaired/loss likely). Risk factors include property type, geographic and local market dynamics, physical condition, leasing and tenant profile, projected cash flow, loan structure and exit plan, loan-to-value ratio, debt service coverage ratio, project sponsorship, and other factors deemed necessary. The assumptions underlying this proprietary methodology are subject to change, may not prove to be true and actual risks may be different than the classifications presented herein. Accordingly, no representation or warranty is made in respect of this information. For more information on risk ratings, see “Notes to Consolidated Financial Statements,” “Note 4 - Current Expected Credit Losses” in our Quarterly Report on Form 10-Q. Unleveraged Effective Yield Unleveraged effective yield is the compounded effective rate of return that would be earned over the life of the investment based on the contractual interest rate (adjusted for any deferred loan fees, costs, premiums or discounts) and assumes no dispositions, early prepayments or defaults. Weighted Average Unleveraged Effective Yield Weighted average unleveraged effective yield is calculated based on the average of unleveraged effective yield of all loans held by the Company as weighted by the outstanding principal balance of each loan.